SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 940-5305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 16, 2010, Saks Incorporated (the “Company”) issued a news release, announcing the Company’s results of operations and financial condition for the third quarter ended October 30, 2010. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Information.

Item 2.02 of this Current Report on Form 8-K is incorporated herein by this reference. In its November 16, 2010 news release, the Company also announced that its Board of Directors had authorized the Company to fund certain of its pension obligations through one or more contributions of the Company’s $0.10 par value common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: November 16, 2010	/S/ KEVIN G. WILLS
Kevin G. Wills Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Saks Incorporated November 16, 2010 news release announcing results of operations and financial condition for the third quarter ended October 30, 2010. (furnished only)